UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2020 (March 18, 2020)

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Canal, Suite 1500 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

312-517-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GOGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously disclosed, Gogo Inc. (“Gogo”), Gogo Intermediate Holdings LLC (the “Company”), a direct wholly owned subsidiary of Gogo, and Gogo Finance Co. Inc. (together with the Company, the “Borrowers”), a direct wholly owned subsidiary of the Company and an indirect wholly owned subsidiary of Gogo, are parties to a credit agreement, dated as of August 26, 2019, among the Borrowers, the other loan parties party thereto, the lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent, and Morgan Stanley Senior Funding, Inc., as syndication agent, which provides for an asset-based revolving credit facility (the “ABL Credit Facility”) of up to $30 million, subject to borrowing base availability, and includes letter of credit and swingline sub-facilities. A description of the material terms of the ABL Credit Facility is set forth in item 1.01 of Gogo’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 28, 2019 and is incorporated by reference herein. As of December 31, 2019, the Borrowers had no outstanding borrowings under the ABL Credit Facility. As of February 29, 2020, Gogo had approximately $209 million in cash on its consolidated balance sheet and no outstanding borrowings under the ABL Credit Facility.

On March 17, 2020, the Company provided notice to the lenders to borrow $22 million under the ABL Credit Facility on March 18, 2020. The Company elected to borrow such amount to increase its liquidity and preserve financial flexibility in light of uncertainty within the airline industry and the economy resulting from the COVID-19 pandemic.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

By:	/s/ Marguerite M. Elias
Marguerite M. Elias
Executive Vice President, General Counsel and Secretary

Date: March 24, 2020